EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report (the “Report”) on Form 10-K of Powell Industries, Inc. (the “Company”) for the year ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof, I, Don R. Madison, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

/s/ Don R. Madison

Don R. Madison

Executive Vice President

Chief Financial and Administrative Officer

Date: December 7, 2016